SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report:  October 30, 1995

              Date of Earliest Event Reported:    October 27, 1995



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On October 27, 1995, Registrant issued a press release announcing the unaudited results of operations for the three months ended September 30, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               ---------

               Exhibit
               Number             Description
               -------   ------------------------------

                99       Copy of press release announcing the
                         unaudited results of operations for
                         the three-months ended September 30, 1995.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  October 27, 1995            By:/s/ Jerry L. Roy
                                     ----------------------
                                     Jerry L. Roy
                                     President



Date:  October 27, 1995            By:/s/ Michael J. Walsh
                                     ----------------------
                                     Michael J. Walsh
                                     Chief Financial Officer